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EXHIBIT 10.15


                             CONFIDENTIAL TREATMENT

GENOMETRIX INCORPORATED HAS REQUESTED THAT THE MARKED PORTIONS OF THIS DOCUMENT BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                FIRST AMENDMENT TO LICENSE AND RESEARCH AGREEMENT

         This First Amendment, dated March 20, 2000 (the "Amendment"), is between Motorola, Inc., a Delaware corporation and Genometrix Incorporated, a Delaware corporation and amends that certain License and Research Agreement (the "Agreement") between MOTOROLA and GENOMETRIX dated July 2, 1999.

                                   BACKGROUND

         MOTOROLA and GENOMETRIX desire to amend the Agreement to better accommodate certain changes in the marketplace and to better reflect the original intention of the parties.

         Accordingly, the parties agree as follows:

1. Definitions. All defined terms, unless assigned a specific meaning in this Amendment, shall have the meaning set forth in the Agreement.

2. Sections 1.18 and 2.9. The term "*** *** format arrays" is deleted from
Section 1.18, the first sentence of Section 2.9, where the term is used twice, and from the second sentence of Section 2.9, where the term is used once. In its place, the term "*** ***** MICROARRAY" is substituted. In addition, the following sentence is added at the end of Section 1.18:

"The term *** ***** MICROARRAY shall mean a device on which an array of biomolecules have been or are intended to be immobilized (as in the case of a blank array), whereby the biomolecules are immobilized in a ****** ******.

3. Section 2.1. As contemplated by Section 2.1, the parties shall extend the SURFACE CHEMISTRIES RESEARCH PROGRAM until December 31, 2000. The parties shall mutually agree upon an amended RESEARCH PLAN, a draft of which is attached as Exhibit E-1. GENOMETRIX shall commit resources equivalent to at least ***** * **** **** ********* employees to the SURFACE CHEMISTRIES RESEARCH PROGRAM for the duration of the extended SURFACE CHEMISTRIES RESEARCH PROGRAM. MOTOROLA shall pay GENOMETRIX ***** ******* ***** ******** ******* ******** for this extension: *** ******* *** ***** ******** ******* ******** upon execution of this Amendment and each of ****** * **** *** ******** ** ****; all subject to the completion by GENOMETRIX of the relevant milestones set forth in the amended RESEARCH PLAN.

4. Section 4. Section 4 is deleted in its entirely and replaced with the following paragraph:
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                                 DENOTE SUCH OMISSIONS.

"MOTOROLA agrees, beginning January 1, 2001 and subject to its capacity constraints, to provide to GENOMETRIX high density arrays (i.e. ******
****** **** **** *** ******** ******) employing the SURFACE CHEMISTRIES technologies developed by the extended SURFACE CHEMISTRIES RESEARCH PROGRAM on preferred terms. GENOMETRIX shall have the right to use such high density arrays *** *** ******** ******** ********, *** ******** ******** ********** ** **
********* ******. The rights granted to GENOMETRIX in this Section 4 shall not be transferred to a THIRD PARTY without the written permission of MOTOROLA. In addition, MOTOROLA agrees to make GENOMETRIX a preferred provider of genomic services, and GENOMETRIX agrees to provide to MOTOROLA ******** ********, **** ** *** ****** ******* ********, ** ********* *******."

5. Section 6.2. The following sentence is added at the end of Section 6.2:

"Notwithstanding MOTOROLA'S obligation to pay royalties to GENOMETRIX on NET SALES of LICENSED PRODUCTS sold by MOTOROLA or its SUBSIDIARIES and covered by a VALID PATENT CLAIM set forth in this Section 6.2 or Section 6.5, the parties agree that any LICENSED PRODUCTS sold by MOTOROLA employing E-FIELD MANIPULATION IP that also encompass any *** ****** TECHNOLOGY shall bear a single royalty of ***** ******* ** of NET SALES. *** ****** TECHNOLOGY is defined as the proprietary ******* technology developed by and/or licensed to ******** ***** ******* *** * ********** *********** *** and is further defined in the
Intellectual Property Agreement dated ***** ** **** ******* ******** *** ***. The sentences immediately preceding this sentence, together with Paragraph 6.3(b) below, shall be effective only upon the execution of agreements between Motorola and *** ******* *** *********** GENOMETRIX E-FIELD MANIPULATION IP and
*** ****** ** ***** *** ****** *** ***** *** *********
********* ** *** ******** ** ********** * ***** *********** **."

6. Section 6.3. Section 6.3 is deleted in its entirety and the following paragraph is substituted.

"6.3 In consideration of the rights and licenses granted hereunder, MOTOROLA shall pay GENOMETRIX ***** ******* *** of any SUBLICENSE INCOME received by MOTOROLA in consideration for the grant of a sublicense under the GENOMETRIX PATENTS. The foregoing notwithstanding, (a) in all cases the percentage of SUBLICENSE INCOME payable by MOTOROLA to GENOMETRIX in consideration for the grant of a sublicense under the GENOMETRIX PATENTS shall be ***** ** ** ******* **** *** amount owed by GENOMETRIX to MIT pursuant to the MIT AGREEMENT; (b) in the case of SUBLICENSE INCOME received by MOTOROLA **** ***, (i) SUBLICENSE INCOME shall include only cash consideration paid by *** ** ******** as part of the grant of the sublicense, including but not limited to up-front license fees, running royalties, milestone payments or development payments, as set forth in the actual sublicense agreement between *** *** ******* and (ii) in addition to any cash consideration paid by *** ** ******* (of which GENOMETRIX shall be entitled to ***** ****** ***, the percentage of running royalties to be paid by MOTOROLA to


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                                 AND EXCHANGE COMMISSION. ASTERISKS
                                 DENOTE SUCH OMISSIONS.

GENOMETRIX on the NET SALES of E-FIELD PRODUCTS by *** ***** ** no less than *** *** *** **** ****** *** of NET SALES of E-FIELD PRODUCTS by ***; and (c) notwithstanding the foregoing and Exhibit F, in the event that MOTOROLA grants a sublicense to ****** ** *** ******** for the field of E-FIELD MANIPULATION IP,
************* *** ****** ** *** ** ** ****** ****** ****** ****** **********
within ***** * ****** following the execution of this Amendment, MOTOROLA shall pay to GENOMETRIX SUBLICENSE INCOME of a pre-paid license fee of ****** ******, ***** ******* *** ***** ******* ******* ********, and (ii) an annual running royalty of the greater of ***** ** ** *** ***** ** ******** ******** ** *******
** ***** ******* ******* *** ******** ******* ********. MOTOROLA agrees to provide GENOMETRIX with advance written notice of and a copy of any such sublicense agreements."

6. All other terms of the Agreement remain unchanged.

   Authorized representatives of the parties have executed this Amendment.

Motorola, Inc.                                 Genometrix Incorporated

By: /s/ Nicholas Naclario                      By: /s/ Mitchell Eggers
    ---------------------                          -------------------
        Nicholas Naclario                              Mitchell D. Eggers, Ph.D.
Title:  Vice President and General Manager     Title:  Chief Executive Officer

By: /s/ Jonathan Meyer
    ------------------
        Jonathan Meyer
Title:  Senior Vice President,
        Assistant General Counsel,
        and Director of Patents, Trademarks and Licensing


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EXHIBIT E-1

1.   GOALS

     - To develop a manufacturable polymer matrix with *** ******** ********* to which oligonucleotides can be attached in a cost-efficient manner.

     - To develop protocols for SNP and expression analysis using the matrix described above.

2.   STAFFING

     -    Genometrix: ***** FTE

     -    Motorola: At ***** *** *** ******** ****** ******* ********

     -    Project coordinators: Motorola, ******* ****** Genometrix; ***
          ********

     -    Top-level responsibility: Motorola, ***** *****; Genometrix, ****
          *****

3.   TIME PERIOD

     -    One year with option to renew.

     -    Telephone conferences once a month.

     -    In-person meetings quarterly.

     -    Scientist to scientist communications weekly or more often, as needed.

4.   DEFINITIONS (FOR THE PURPOSES OF THE FIRST YEAR)

     - Manufacturable: Process capable of being integrated into a high-throughput automated production line, similar to that proposed for *** * ** *** **.

     -    Polymer Matrix: Modified polyacrylamide *** **** ** *****.

     -    ** ******* *********: ************, or another ******* ** *****
          ******* with a similar pH to ************.

     - Oligonucleotide attachment: Preferably with the proprietary *************** method developed by Motorola *** *******.

     - Cost efficient: < *** per oligo per 150 nmol (order commitment >50,000 oligos).

     -    Protocols:

     -    Hybridization/wash cycle of < 1hr.

     -    SNP specificity of _______ (TBD).

     -    SNP sensitivity of _______ (TBD).

     -    Expression sensitivity of 1:300,000 (200 fM, 12 attomol).

5.   RESEARCH TASKS

     -    Phase 1: Gen 1.5 (polyacrylamide *** **** ******* *** ***********)

          - Limited number of experiments (platform to be discontinued). Forms baseline data set for further experiments. Use ********* coupling pair.

          - ** *********** into polymer. Prepare at Motorola under defined conditions; compare with Genometrix *** ** ****. If the Motorola and Genometrix pads are comparable, many of the experiments can be done at Genometrix, without having to have slides made and dispensed at Motorola. 4/1/00

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EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

          - Determine equilibrium of hybridization with defined fragments (time course study with fluorescent target). 6/1/00

          - Determine what factors enhance hybridization: pH, concentration, salts, detergents (must be taken into consideration with requirements of *** ********).

          -    Completed by 6/1/00

     -    Phase 2: Gen 2 polyacrylamide *** ***** *********** **** ************

          -    Prepare ** ******* by:

               1.   Incorporating ****** ** at ********** ********* stage, or.+
               2.   Crosslinking ****** ** into finished ************.

          -    Test crosslinking of ********* with *********** ********.

          -    Compare coupling of *********** ***** and ****** ***** **.

          -    Determine sensitivity in ********* experiment.

          - Do confocal microscopy to determine penetration of probe and target into pads.+

          -    Determine limit to what size DNA or RNA can be migrated into ****
               **** ** ******.

          -    Correlate results with results from ******** *** ****.

          - Address problem of ****** ** expression assay (how to ensure that low copy RNA finds it complement in pads).

          - Study hybridization signal in ** ********** ** ****** ****. Increased sensitivity is critical.

          - Optimize ** *************, and *** composition to provide best combination of affinity, selectivity, and hygridization rate.

          -    Completed by 9/1/00

     -    Phase 3: Gen 2 polyacrylamide *** ***** *********** **** *******

          -    Prepare polymer with ******* ******** ** ***** ** ********.

               1.   Incorporating ******; ******* at ********** *********
                    stage.+
               2.   Crosslinking ****** ** into ******** ************.

          -    Determine limit to what size DNA *** ******* *** ** migrated into
               **** **** ** ******.

          -    Test crosslinking of ********* **** *** **************.

          -    Compare coupling of *********** ***** and ****** ***** to
               ******** **.

          - Do confocal microscopy to determine penetration of probe and target into pads.+

          -    Correlate results with results from ******** *** ****.

          - Study hybridization signal in ** ********** ** ****** ****. Increased sensitivity is critical.

          -    Completed by 12/15/00

+  indicates activities to be performed at Motorola.


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